SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (date of earliest event reported) April 1, 2002


                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)




     Delaware                       0-16014                    23-2417713
 (State or other           (Commission File Number)          (IRS Employer
 jurisdiction of                                          Identification No.)
  incorporation)



               One North Main Street - Coudersport, PA 16915-1141 (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (814) 274-9830

Item 5.  Other Events.

         The Registrant is incorporating by reference herein and filing as an exhibit under Item 7 hereof, the Form 12b-25 filed with respect to the Registrant's request to the Securities and Exchange Commission to seek an extension of the filing of the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2001.


Item 7.  Financial Statements and Exhibits

99.01 Form 12b-25 Notification of Late Filing (Incorporated by reference herein is the Form 12b-25 filed by the Registrant on April 1, 2002) (File No. 0-16014).

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 1, 2002                          ADELPHIA COMMUNICATIONS
CORPORATION  (Registrant)

                                             By:   /s/ Timothy J. Rigas
                                             --------------------------
                                                   Timothy J. Rigas
                                                   Executive Vice President,
                                                   Treasurer, Chief Financial
                                                   Officer and Chief Accounting
                                                   Officer

                                  EXHIBIT INDEX

Exhibit No.                      Description

99.01 Form 12b-25 Notification of Late Filing (Incorporated by reference herein is the Form 12b-25 filed by the Registrant on April 1, 2002) (File No. 0-16014).